PREMIER POWER ANNOUNCES NEW PRESIDENT AND NEW CHIEF OPERATING OFFICER OF COMPANY

EL DORADO HILLS, Calif.--Premier Power Renewable Energy, Inc. (OTCBB:PPRW), a global leader in the development, design, engineering and construction of solar power systems for commercial, government and utility markets worldwide, today announced that Miguel de Anquin  has been promoted to the position of President and Stephen Clevett has been promoted to the position of Chief Operating Officer.

De Anquin was a founder of the company and was promoted from his former position as Chief Operating Officer. As Chief Operating Officer, Miguel has achieved success in growing the company from its legacy residential business in to a global solar integrator. An accomplished corporate strategist and marketer, his vision and expertise in business performance have driven notable enterprise growth in the solar energy sector.  Miguel’s primary responsibilities include driving the strategic direction of our international efforts.

Clevett was promoted from his Executive Vice President role and has been a recognized leader in the energy sector with over two decades of commercial transaction experience acquiring, developing, financing and restructuring projects for both domestic and international clients. Stephen will be focused on increasing margins and profits from our North American operations through new and innovative operational and project strategies.

Dean R. Marks, Chairman and Chief Executive Officer, stated, “Premier is proud of the success that both Miguel and Stephen have brought to the organization and I look forward to both of them helping making Premier Power successful for years to come.”

About Premier Power

Premier Power Renewable Energy, Inc. currently maintains offices in the U.S., Italy, Spain, and the Czech Republic. Premier Power uses its global experience to develop and maintaining the industry best practices and cutting edge innovation. Premier Power is a leading global provider of large and small-scale solar power systems, delivering unmatched experience to commercial and governmental customers worldwide. Premier Power designs, engineers and integrates the solar industry's leading products. Premier Power's technologies and services have enabled its customers to maximize clean energy output along with project savings. Premier Power is headquartered in El Dorado Hills, CA and has common stock quoted on the OTC Bulletin Board under the symbol PPRW.OB. Additional information is available at the Company's website at www.premierpower.com.

FORWARD-LOOKING STATEMENTS

This release contains certain "forward-looking statements" relating to the business of Premier Power Renewable Energy, Inc. (“Premier”), which can be identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, including all business uncertainties relating to reliance on a limited number of customers, market demand, cyclical nature of our markets, reliance on key personnel, future capital requirements, competition in general and other factors that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on Premier's current expectations and beliefs concerning future developments and their potential effects on the company. There can be no assurance that future developments affecting Premier will be those anticipated by Premier. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.